Exhibit 10.135       Certain confidential information in this Exhibit 10.135 was omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment by Inter Parfums, Inc.

BAIL COMMERCIAL

Soumis aux Articles L 145.1 à L 145.60 du Nouveau Code de Commerce
et au décret du 30 Septembre 1953

ENTRE LES SOUSSIGNES

Société Civile Immobilière du 4/6 Rond Point des Champs Elysées,

Représentée par la S.A. DAUCHEZ ADMINISTRATEUR DE BIENS, dont le siège social est situé au 132 boulevard Haussmann, 75008 Paris, détenant la Carte Professionnelle G 989, garantie par la Société Anonyme d'Assurance SOCAMAB ASSURANCES, elle-même représentée par Monsieur Jean-Claude SAUNIER.

ci-après dénommé « le Bailleur » d'une part ;
ET

La société INTER PARFUMS, Société Anonyme au capital de 40 171 620.00 euros, dont le siège social est situé 4/6 Rond-Point des Champs-Elysées 75008 PARIS, immatriculée au Registre du Commerce et des Sociétés de Paris, sous le numéro B 350 219 382, et représentée aux fins des présentes par son son' Directeur Général Délégué, Monsieur Philippe SANTI

ci-après dénommé « le Preneur »

d'autre part,

CONDITIONS PARTICULIERES

IL A ETE CONVENU CE QUI SUIT :

Le bailleur, donne à loyer au preneur, qui accepte les lieux ci-après désignés dépendant d'un immeuble sis à 4/6, Rond-Point des Champs-Elysées - 75008 Paris.

1. DESIGNATION

Dans un immeuble sis à 4/6, Rond-Point des Champs-Elysées - 75008 Paris :

Un local commercial à usage de bureaux, situé au 2ème étage d'une superficie de 544 m2 mètres carrés environ, ainsi que deux caves numéros 3 et 10, tels que lesdits lieux figurent au plan ci-annexé.

Ainsi au surplus que les lieux s'étendent, se poursuivent et comportent, avec toutes leurs dépendances, sans aucune exception ni réserve et sans qu'il soit besoin d'en faire ici une plus ample désignation, le preneur déclarant les avoir vus et visités à loisir et dont il sera d'ailleurs fait un état détaillé et contradictoire, dressé aux frais du preneur, par l'architecte du bailleur, dans le mois qui suivra l'occupation des locaux.

Il est précisé que toute erreur dans la désignation ci-dessus ne peut justifier ni réduction ni augmentation du loyer, les parties se référant à la consistance des locaux tels qu'ils se comportent.

2. DUREE

Le présent bail, qui a commencé rétroactivement à courir le 15 JUILLET 2008, est consenti pour une durée de dix sept jours deux mois et trois, six ou neuf ans, qui expireront les 30 SEPTEMBRE 2011, 30 SEPTEMBRE 2014 ou 30 SEPTEMBRE 2017 au choix du preneur seul à charge par lui s'il désire donner congé pour l'expiration de la première ou de la deuxième période triennale de respecter un préavis de six mois.

Tout congé devra être signifié par acte extrajudiciaire.

3. PRIX

3.1           La présente location est consentie et acceptée moyennant un loyer annuel en principal de [———————————————————]1 Euros), ainsi que la T.V.A. applicable, que le preneur s'oblige à payer au bailleur ou à son mandataire, au domicile de celui-ci, par quart, aux quatre termes ordinaires de l'année, le premier jour de chaque trimestre, de trois mois en trois mois, jusqu'à l'expiration de la location, à terme d'avance.

3.2           Ledit loyer sera automatiquement révisé le premier octobre de chaque année en fonction de la variation de l'indice du coût de la construction d'un immeuble tel qu'il sera publié par l'Institut National des Statistiques et des Études Économiques (INSEE) pour le premier trimestre de chaque année.

1 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.1.

La première révision interviendra pour la première fois le premier octobre 2009 sur la base de la variation entre l'indice du premier trimestre 2008, qui est de 1497, et celui qu'il publiera pour le premier trimestre 2009, et dans le futur sur la base des indices du premier trimestre de chaque année.

3.3.1 En sus du loyer ci-dessus fixé, le preneur remboursera au bailleur, en même temps que chaque terme de loyer, les différentes prestations et fournitures que les propriétaires sont en droit de récupérer sur les locataires, soit sa part :
•	des dépenses municipales (balayage, enlèvement des ordures ménagères et déchets industriels et commerciaux) ;
•
de la taxe foncière et de la taxe d'ordures ménagères seront appelées une fois par an et sont calculées au prorata du nombre de jours de présence. Elle n'est pas incluse dans les provisions pour charges.

•	des dépenses d'entretien, des appointements du gardien et charges accessoires ;
•	des dépenses d'eau froide (consommation et frais de compteur) ;
•	des dépenses concernant le chauffage central de l'immeuble (combustible, abonnement et entretien courant) ;
•	des dépenses de fonctionnement (électricité, abonnement et entretien courant, éclairage des parties communes) ;
•	des dépenses concernant l'ascenseur qui dessert les étages (électricité, abonnement et entretien courant) ;
•
de la taxe annuelle sur les bureaux et les commerces en Ile de France concernant les lieux loués, si elle est due, au premier janvier de chaque année. Il est expressément convenu que cette taxe sur les bureaux est due par le preneur au prorata du nombre de jours de présence. Elle n'est pas incluse dans les provisions pour charges.

•	sa quote-part éventuelle de la taxe d'enlèvement des déchets industriels et commerciaux.

3.3.2 Tantièmes de répartition des charges

Clé de répartition	Tantièmes	Base de répartition
Dépenses générales	1 447	10 000
Dépenses spéciales	165	1 000
Ascenseur	182	1 000

Il est précisé que les tantièmes de répartition des charges pourront être modifiés par voie contractuelle, judiciaire, ou légale.

3.3.3 II sera demandé pour le remboursement de ces charges une provision trimestrielle de TROIS MILLE EUROS (3.000,00 Euros), le compte définitif étant établi en fin d'exercice. Il est ici précisé que l'ensemble des loyers et charges sera réglé chaque trimestre, par prélèvement automatique.

3.4 Tout retard dans le règlement des sommes dues, tant au titre du loyer qu'au titre des charges et accessoires, donnera lieu à des relances dont les frais incomberont au preneur, à savoir : pour la première relance : 10 euros TTC pour la deuxième relance : 20 euros TTC.

4. DEPOT DE GARANTIE

Le preneur versera en outre à la signature des présentes, à titre de dépôt de garantie, la somme de [———————————————-]2( euros) représentant [———————————————-]3mois de loyers HT.

A chaque révision de loyer, ce dépôt de garantie sera réajusté de telle sorte qu'il corresponde toujours à [———————————————-]4 mois du nouveau loyer.

Ladite somme sera remboursée au preneur après déménagement et remise des clés, déduction faite des loyers et réparations locatives ou toutes autres sommes pouvant êtres dues par le preneur au bailleur, ou dont celui-ci pourrait être rendu responsable pour le preneur. Cette somme ne sera en aucun cas productive d'intérêts au profit du preneur.

5. FRANCHISE DE LOYERS

Il est accordé au preneur une franchise de [———————————————-]5 (euros) représentant [———————————————-]6 mois de loyers H.T./H.C. pour permettre au preneur d'exécuter des travaux dans les bureaux livrés tels que désignés dans l'état des lieux établi dès l'entrée en jouissance par le preneur.

Le preneur s'engage expressément à fournir au bailleur, à la signature du bail, le descriptif détaillé et chiffré des travaux objets de la présente franchise. Ce descriptif sera annexé au présent bail.

En outre, le preneur s'engage expressément à fournir au bailleur, les copies certifiées conformes des factures pour les travaux exécutés, dès la fin du chantier.

De plus, le preneur s'engage expressément à faire exécuter les travaux objets de cette franchise, au regard des dispositions réglementaires applicables (et notamment une assurance maître d'ouvrage, et un coordonnateur de sécurité et protection de la santé) à ses frais et sous le contrôle de l'architecte du bailleur, dont les honoraires seront à la charge du preneur.

En conséquence, le premier terme de loyer sera exigible le 15 NOVEMBRE 2008.

Enfin, le preneur s'engage, dès la date de prise d'effet du bail, à s'acquitter auprès du bailleur des charges afférentes aux locaux objets du présent acte.

2 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.2.

3 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.3.

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.4.

5 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.5.

6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc. No. 10.135.6.

6. DISPOSITIONS RELATIVES A L'ENVIRONNEMENT ARTICLE L 125-5 DU CODE DE L'ENVIRONNEMENT

Les lieux loués et l'ensemble immobilier sont situés sur la commune de PARIS. LE BAILLEUR déclare qu'à sa connaissance, le bien objet des présentes est situé dans une zone qui :
-	est couverte par un plan de prévention des risques naturels prévisibles d'inondation, approuvé par arrêté préfectoral du 14 février 2006,
-	est couvert par un plan de prévention des risques technologiques prescrit ou approuvé,
-	est situé dans une zone de sismicité 0.

L'état des risques naturels et technologiques ainsi que l'arrêté préfectoral du 14 février 2006, et le dossier annexé au dit arrêté, sont joints aux présentes et visés.

Le BAILLEUR déclare par ailleurs qu'à sa connaissance les lieux loués et l'ensemble immobilier n'ont pas fait l'objet, depuis qu'il est propriétaire d'une indemnité au titre des articles L 125-2 ou L 128-2 du Code des Assurances.

Il précise par ailleurs, qu'à sa connaissance, il en a été de même antérieurement à son acquisition.

7. CLAUSE RESOLUTOIRE

Il est expressément convenu que :

8.1           A défaut de paiement d'un seul terme de loyer en principal, charges, taxes et prestations, à son échéance convenue, comme au cas d'infraction ou d'inexécution d'une des conditions générales ou particulières prévues au bail, un mois après un simple commandement demeuré infructueux, après signification d'une mise en demeure par lettre recommandée avec avis de réception, et malgré toutes offres ultérieures de payer ou d'exécuter, la présente location sera résiliée de plein droit, si bon semble au bailleur, sans qu'il soit besoin d'aucune formalité judiciaire autre qu'une simple ordonnance de référé rendue par M. le Président du Tribunal de Grande Instance prononçant l'expulsion, ladite ordonnance ayant pour objet, non de prononcer la résiliation qui a lieu de plein droit si bon semble au bailleur, mais d'en assurer l'exécution.

8.2           Au cas de résiliation prévue au paragraphe premier de la présente clause résolutoire, les sommes versées au bailleur à titre de dépôt de garantie lui seront acquises à titre d'indemnité, sans préjudice de tous dépens et de tous dommages intérêts.

8.3           En cas de non-paiement de toute somme due à son échéance ou d'inexécution d'une des conditions générales ou particulières prévues au bail et dès le premier acte d'huissier, le preneur devra de plein droit payer en sus, outre les frais de recouvrement y compris la totalité du droit proportionnel dû à l'huissier de justice, une pénalité égale à 10% (dix pour cent) du montant de la somme due pour couvrir le bailleur tant des dommages pouvant résulter du retard dans le paiement que des frais, diligences et honoraires exposés pour le recouvrement de cette somme. Cette pénalité s'ajoute à l'intérêt légal dû à compter du commandement.

CONDITIONS GENERALES

Le présent bail est consenti et accepté sous les -charges ordinaires de droit, suivant l'usage des lieux, et en outre aux conditions suivantes que le preneur s'oblige à exécuter ou supporter à peine de résiliation, sans pouvoir prétendre à aucune indemnité ni diminution de loyer, ni sans aucun recours contre le bailleur ni contre son assureur.

1° Prise de possession

De prendre les lieux loués dans l'état où ils se trouvent actuellement sans pouvoir exiger du bailleur aucune mise en étal ni aucune réparation quelconque, le gros œuvre des murs et planchers étant seul à la charge du bailleur.

2° Fermeture ~ Couverture :

De ne pouvoir réclamer d'autres fermetures ni serrures que celles existant actuellement, le preneur déclarant renoncer à tous recours contre le bailleur ou contre son assureur, au cas de vol ou d'effraction dans les lieux loués.

De supporter la dépose définitive de persiennes ou volets, au gré du bailleur, sans indemnité.

De ne pouvoir placer sous les châssis, vitres, verrières, ou plafonds en béton translucide s'il en existe, des objets, machines, etc. pouvant être endommagés par des fuites d'eau, le bailleur déclinant toute responsabilité au cas de dégâts pouvant en résulter à raison de la nature même de ce mode de couverture dont l’étanchéité n'est par garantie.

3° État des lieux et entretien :

D'entretenir les lieux loués, pendant toute la durée du bail, en bon état de réparations locatives, et de faire, en conséquence, exécuter à ses frais toutes réparations d'électricité, de robinetterie, serrurerie, fumisterie, plomberie, chauffage central, menuiserie, peinture, fenêtres et volets, etc., en un mot tous travaux qu'il serait nécessaire dé faire effectuer dans les lieux, même le remplacement total ou partiel. Seul le gros œuvre des murs et planchers restera à la chargé du bailleur au sens de l'article 606 du Code Civil.

D'effectuer personnellement, après avoir sollicité au préalable l'autorisation du bailleur, en supportant intégralement et seul les frais, les réparations, transformations ou additions exigées par une autorité administrative on une disposition législative ou réglementaire pour la continuation des activités du preneur ou pour toute autre cause y compris le cas de force majeure.

De maintenir en bon état d'entretien l'ensemble des lieux loués et notamment les devantures et fermetures, de faire procéder à la peinture de celles-ci aussi souvent qu'il sera nécessaire et au moins une fois tous les trois ans. Le bailleur ne sera par suite tenu que des grosses réparations, prévues à l'article 606 du Code Civil, qui seules restent à sa charge à l'exception toutefois de l'hypothèse visée ci-dessus, des travaux exiges pour la continuation des activités du preneur.

De rendre à la fin de la location les lieux loués dans le même état que celui dans lequel l'état des lieux dressé lors de la prise de possession montrera qu'ils se trouvaient au début de la location.

En conséquence, le preneur devra effectuer lotîtes les réparations, petites ou grosses, sans distinction, à l'exception de celles prévues par l'article 606 du Code Civil, de telle sorte que les lieux soient restitués en fin de jouissance en bon état de réparations et d'entretien.

A l'expiration de la location, il sera dressé un autre état des lieux indiquant les réparations locatives pouvant être dues par le preneur. Ledit preneur devra en régler le montant.

4° Travaux par le preneur - Embellissements - Améliorations :

De ne pouvoir, sans le consentement exprès et par écrit du bailleur, rien changer dans la distribution des lieux loués, notamment en ce qui concerne l'affectation donnée aux différentes parties des lieux loués.

De ne pouvoir faire aucun changement, installation, démolition, percement de murs, cloisons, planchers, ni scellement sans le consentement exprès et par écrit du bailleur.

De ne pouvoir faire exécuter ces travaux, s'ils étaient autorisés par le bailleur, qu'après l'approbation et sous la direction de l'architecte du bailleur, dont le preneur paierait les honoraires.

De laisser à la fin de la location si bon semble au bailleur, sans indemnité, les changements et travaux ainsi exécutés.

Aucun appareil de ventilation ou de climatisation ne pourra être installé sans l'autorisation préalable expresse et par écrit du bailleur. Ces travaux s'ils étaient autorisés seront exécutés ainsi qu'il est dit à l'alinéa trois de la présente clause. Le preneur s'engage à son départ, au choix du preneur, soit à laisser lesdits installations en bon état de fonctionnement, soit, à les supprimer et â remplacer les fenêtres dans lesquelles elles avaient été installées.

De laisser également tous décors, embellissements, armoires fixées aux murs, conduites de gaz, d'eau et d'électricité, que le preneur pourrait faire installer et, en général, toutes installations et tous embellissements devenant immeubles par destination, à moins que le bailleur ne préfère que les. lieux soient rétablis, aux; frais du preneur et sans indemnité, dans leur état primitif.

De ne pouvoir surcharger les planchers des lieux loués, sans en avoir au préalable complété la solidité au moyen de mesures que préconiserait l'architecte du bailleur, sous les ordres duquel les travaux devraient d'ailleurs être exécutés, aux frais du preneur.

Le preneur en outre devra, notifier, préalablement à toute exécution, au bailleur ses projets afin que l'architecte du bailleur puisse vérifier que les travaux ne portent atteinte, ni à la solidité de l'immeuble, ni à celle du gros oeuvre. Le bailleur se réserve le droit de demander au départ du preneur la remise des locaux dans leur état initial aux frais exclusifs du preneur.

De supporter les frais d'une modification éventuelle des lieux loués qui pourrait être exigée par une quelconque administration, même si cette exigence était imprévisible et constitutive, par suite d'un fait de force majeure.

Enfin, pendant le cours du présent bail et de ses éventuels renouvellements, il est expressément convenu entre les parties que l'ensemble des travaux de conformité qui pourraient être prescrits par les autorités administratives, â quelque titre que ce soit, hygiène et sécurité du travail, réglementation des établissements recevant du public, devront être exécutés par le preneur à ses frais exclusifs.

5° Travaux dans l'immeuble - Visite des Lieux ~ Canalisations :

De souffrir, sans aucune indemnité, ni diminution de loyer, les travaux que le bailleur jugerait nécessaire de faire exécuter dans les lieux loués, ou dans l'immeuble dont ils dépendent, leur durée excédait-elle quarante jours.

Le bailleur se réserve la faculté, au besoin par dérogation à l'Article 1723 du Code civil, d'apporter toutes les modifications qu'il jugera à propos, tant à l'aspect extérieur qu'à l'intérieur de l'immeuble dont dépendent les locaux loués, à l'exclusion des lieux présentement loués.

De laisser passer par les lieux loués, si besoin était, pour procéder au nettoyage des cours, courettes, visites des contrepoids d'ascenseur, ou autres travaux nécessaires à la bonne tenue de l'immeuble ou au fonctionnement de tous appareils.

De supporter, sans aucune indemnité, ni diminution de loyer, tous les travaux que le bailleur estimerait devoir subir ou serait forcé de subir, ainsi que toutes constructions ou démolitions voisines, tous bouchements de cours, courettes, ou jours de souffrance.

De laisser traverser ses caves par toutes canalisations nécessaires.

De déposer à ses frais et sans délai tous coffrages et décoration ainsi que toutes installations qu'il aurait faites et dont l'enlèvement serait utile pour la recherche et la réparation des fuites de toute nature, de fissures dans les conduits de fumée et de ventilation, notamment après incendie ou infiltrations, et en général pour l'exécution de travaux.

Au cas où des travaux s'avéreraient nécessaires sur toutes canalisations, le bailleur se réserve la possibilité de remplacer les canalisations encastrées par des canalisations apparentes.

En cas de travaux, constructions, vente de l'immeuble par parties ou en totalité, le bailleur pourra modifier la répartition des caves et des pièces sous combles et procéder à un échange de locaux.

De laisser le bailleur, son architecte et leurs représentants pénétrer dans les lieux loués chaque fois qu'ils le jugeront utile, après avoir prévenu 48 Heures à l'avance sauf urgence.

6° Expropriation :

De ne pouvoir exiger du bailleur aucune indemnité ni diminution de loyer si, pendant la durée du présent bail, l'immeuble dont dépendent les lieux présentement loués venait être démoli en totalité ou en partie par suite de retranchement, reculement ou expropriation pour cause d'utilité publique, sauf bien entendu le recours du locataire contre les parties expropriantes.

7° Garnissement :

De tenir les lieux loués constamment garnis de meubles, marchandise, objets mobiliers en quantité et de valeur suffisantes pour répondre du paiement des loyers et de l'exécution des charges et conditions du bail.

De maintenir dans les lieux loués une activité commerciale constante, sans pouvoir sous aucun prétexte, sauf la fermeture normale pour congés payés cesser, même momentanément, de les employer à la destination ci-dessous indiquée.

Tout déménagement partiel anticipé est interdit au preneur qui, dans tous les cas, ne pourra quitter les lieux loués qu'après l'entière exécution des obligations prévues au présent acte.

8° Assurances :

8.1 - biens propriété du preneur

Le preneur assurera et maintiendra assurés pendant toute la durée du bail contre les risques d'incendie, d'explosion, dégâts des eaux, destruction, les meubles, objets mobiliers, matériels et de manière générale tout ce qui est sa propriété à l'intérieur des locaux, y inclus les agencements, renonçant à tout recours à l'encontre du bailleur dans l'hypothèse où les meubles, objets mobiliers, matériels, agencements ou autres seraient endommagés partiellement ou totalement.

Le preneur s'engage à imposer à son assureur la même renonciation à recours à l'encontre de son bailleur.

8.2 - vis-à-vis des tiers

Le preneur devra également s'assurer contre le recours de tous tiers, renonçant également à tout recours contre le bailleur si par le fait d'un tiers les biens qui sont sa propriété sont partiellement ou totalement endommagés ou encore s'il doit interrompre momentanément ou totalement son activité.

Le preneur s'engage à imposer cette même renonciation à recours à son assureur.

8.3 - biens propriété bailleur

Le bailleur assurera l'immeuble et tous les éléments d'équipement ou autres devenus immeuble par destination contre les risques d'incendie, d'explosion, dégât des eaux, destruction partielle ou totale pour quelque cause que ce soit et ce, en valeur reconstruction à neuf.

Le bailleur, dans l'hypothèse d'un sinistre, renonce à tous recours à l'égard du preneur, il s'engage à imposer à son assureur la même renonciation à l'encontre du preneur.

Le preneur remboursera au bailleur la totalité de toute surprime née des activités exercées, s'obligeant en outre à communiquer tous les éléments permettant de connaître les biens devenus immeuble par destination, sauf à engager sa responsabilité vis-à-vis du bailleur et dans l'hypothèse d'un sinistre à réparer le préjudice subi par le bailleur en cas d'insuffisance de garantie.

Dès lors que les primes seraient établies pour une garantie concernant la totalité de l'immeuble, à l'exception de la surprime née des activités exercées dont la totalité demeure en toute hypothèse à la charge du preneur, la quote-part due par le preneur serait celle rappelée selon les termes de l'article 3.3.2.

8.4 - renonciations réciproques

Les parties s'obligent compte tenu des renonciations ci-dessus rappelées, à se notifier dans le délai de deux mois et à compter de la prise d'effet des présentes leurs polices d'assurances, lesquelles établies en fonction de leurs obligations respectives devront :

- pour le preneur, stipuler que lui-même et ses assureurs renoncent, en cas de sinistre couvert par les garanties prévues aux articles 8.1 et 8.2, à tout recours contre le bailleur et ses assureurs,

- pour le bailleur, stipuler que lui-même et ses assureurs, pour les garanties prévues à l'article 8.3 renoncent à tout recours contre le preneur et ses assureurs.

Ces renonciations à recours seront réciproques de telle sorte que sous réserve de la renonciation à recours de la part du preneur et de ses assureurs, le bailleur et ses assureurs renoncent pour les mêmes sinistres, à tout recours qu'ils seraient fondés à exercer contre le preneur et ses assureurs et que sous réserve de la renonciation à recours de la part du bailleur et de ses assureurs, le preneur et ses assureurs renoncent pour les mêmes sinistres à tout recours qu'ils seraient fondés à exercer contre le bailleur et ses assureurs.

Par ailleurs, le preneur devra souscrire un abonnement « Prévention et Conseil » auprès d'un organisme agréé par l'Assemblée Plénière des Sociétés d'Assurance contre l'incendie.

Le preneur devra fournir au bailleur un justificatif de la souscription de ce contrat concernant la fourniture et la pose d'extincteurs portatifs dans les parties privatives, et adresser tous les ans une photocopie du rapport de visite.

9° Contributions - Salubrité :

De satisfaire à toutes les charges de ville et de police dont les locataires sont ordinairement tenus.

De se conformer à toutes les prescriptions de l'autorité compétente pour cause d'hygiène et de salubrité publique.

De ne pas jeter les déchets industriels ou commerciaux dans les boites à ordures ménagères de l'immeuble et de se munir à cet effet de tous récipients réglementaires. Il devra ainsi se charger seul de leurs entretien, sortie et fera en sorte qu'ils ne gênent pas les passages.

Le preneur devra faire son affaire personnelle de tous manquements à ces prescriptions, le bailleur ne devant en aucun cas être inquiété ou recherché à ce sujet.

D'acquitter exactement toutes contributions et taxes pouvant lui incomber personnellement. De justifier, avant son déménagement, au bailleur ou à son mandataire du règlement de ses contributions par le reçu du Percepteur.

De supporter, pendant la durée de la location, sa part de tous impôts et taxes d'État, de département ou de ville, sous quelque forme qu'ils soient créés, perçus ou non sur le propriétaire, y compris la taxe foncière.

En outre, le preneur remboursera, chaque année, au bailleur la taxe annuelle sur les bureaux.

10° Règlement intérieur :

De ne pouvoir rendre le bailleur responsable des interruptions qui pourraient se produire dans les services d'eau, gaz, électricité ou tout autre service public, ou des restrictions qui pourraient, éventuellement, être imposées par les pouvoirs publics aux divers services de l'immeuble.

D'entretenir normalement les canalisations intérieures d'alimentation ou d'écoulement d'eau, ainsi que toutes canalisations de gaz et d'électricité, le bailleur ne devant jamais être inquiété à ce sujet et le preneur n'utilisant ces canalisations qu'à leurs risques et périls.

Le bailleur se réserve la possibilité de contracter un abonnement auprès de l'Association Parisienne d'Appareils à Vapeurs et Electriques (A.P.A.V.E.) ou de tout autre organisme similaire pour la vérification périodique des installations électriques privées de chaque locataire ; le montant de cet abonnement sera facturé individuellement à ceux-ci ou compris dans les prestations remboursables comme il a été dit au paragraphe Prix. Les travaux éventuels de mise en conformité des installations qui pourraient résulter de ces vérifications devront être exécutés par le preneur à ses frais.

Le preneur devra en prenant possession des lieux, faire exécuter les travaux éventuellement nécessaires pour mettre l'installation électrique propre aux lieux loués, en conformité aux règlements en vigueur.

De faire ramoner à ses frais, par un fumiste qualifié, autant que besoin sera, les cheminées et conduits de fumée dépendant des lieux loués.

Le bailleur ne garantit pas leur état et le preneur ne pourra les utiliser qu'à leurs risques et périls. Ils ne pourront jamais demander leur remise en état. Il ne pourra y brancher aucun poêle ou radiateur.

De ne rien déposer, ni laisser déposer, dans le vestibule de l'entrée de l'immeuble, les couloirs, escaliers, et d'une façon plus générale, toutes parties communes de l'immeuble qui sont formellement exclues de la présente location.

De ne pouvoir faire entrer des voitures dans la cour de l'immeuble dont dépendent les lieux loués, les locataires ou occupants de remises et de parkings y ayant seuls accès.

De ne pouvoir placer ni des fleurs, ni des objets quelconques aux fenêtres aussi bien sur rue que sur cour.

De respecter les conditions imposées par le règlement de l'immeuble, le règlement de copropriété, le syndicat des copropriétaires ou tout organisme créé entre propriétaires ou occupants de l'immeuble, éventuellement avec la participation des propriétaires ou occupants des immeubles voisins.

D'observer rigoureusement les usages établis à Paris en matière de voisinage. D'éviter à ce sujet tous bruits, odeurs ou autres causes de gêne pour les autres occupants de l'immeuble ou des immeubles voisins.

De veiller à ce que les équipements de ventilation tels que hottes aspirantes, extracteurs, conduits, etc. répondent aux normes requis pour l'activité autorisée par le présent bail, et que ces équipements soient maintenus en parfait état de fonctionnement ; de telle sorte que le bailleur ne soit en aucun cas inquiété par des gênes occasionnés au voisinage, sous forme de fumées, odeurs, trépidations de machinerie, ou autres bruits.

De veiller à ce que son personnel ne stationne pas dans les parties communes de l'immeuble, de lui interdire tous cris ou bruits quelconques, notamment au moment des entrées et sorties, de telle sorte que la tranquillité de l'immeuble ne soit pas troublée par leur présence.

De ne pouvoir avoir aucun animal malpropre ou bruyant.

De ne pouvoir dresser l'étalage sur le trottoir des lieux présentement loués.

De se substituer au bailleur sur toutes réclamations qui pourraient être élevées par un voisin, le bailleur ne devant jamais être inquiété à ce sujet.

De ne faire en aucun cas de vente publique dans les lieux loués, même après faillite ou liquidation judiciaire.

Lorsque le preneur aura reçu ou donné congé, et dans les six derniers mois de la location, le bailleur pourra faire mettre un écriteau, à l'emplacement de son choix, indiquant que les lieux sont à louer. Le preneur devra laisser visiter tous les jours ouvrables de 10 heures à midi et de 14 heures à 17 heures. Il en sera également ainsi en cas de mise en vente des lieux loués.

11° Chauffage :

Il existe dans les lieux loués une installation de chauffage privative.

Le preneur devra supporter directement, sans que le bailleur n'ait jamais à intervenir de quelque manière que ce soit, la charge entière de l'installation de chauffage, de son remplacement total ou partiel, de manière à laisser, à son départ, lesdites installations en bon état de fonctionnement.

12° Climatisation :

Il existe également dans l'immeuble une installation de climatisation collective. Si le preneur souhaite se raccorder sur l'installation collective, un droit de raccordement lui sera alors facturé.

La climatisation centrale est fournie chaque été du 15 juin au 15 septembre.

Le bailleur se réserve le droit de la fournir en dehors de ces limites ; le preneur devra dans ce cas rembourser la climatisation supplémentaire dans la même proportion que la climatisation normale.

13° Ascenseurs :

De ne pouvoir utiliser le ou les ascenseurs qu'à ses risques et périls, et en se conformant aux prescriptions édictées à cet effet par l'entreprise chargée de l'entretien.

De respecter la charge utile de cet appareil.

De respecter la possibilité d'usage de l'appareil par les autres occupants de l'immeuble.

L'usage en est réservé aux locataires : il est interdit pour le transport de tous matériaux ou objets et ne doit pas être utilisé par les livreurs ou coursiers.

Le bailleur décline toute responsabilité pour les accidents qui pourraient survenir du fait de l'ascenseur et quelles qu'en soient les causes.

Le preneur ne pourra élever aucune réclamation quant aux arrêts qui pourraient se produire indépendamment de la volonté du bailleur, ou nécessités par l'entretien des appareils.

14° Destination des lieux :

De ne pouvoir exercer dans les lieux loués que l'activité de : " ACHAT, VENTE, FABRICATION, IMPORTATION et EXPORTATION DE PARFUMS, COSMETIQUES, ARTICLES DE MODE ET ACCESSOIRES".   .
Les lieux objets des présentes sont loués à usage exclusif de bureaux, à l'exclusion notamment de toute vente, exposition, etc.
Les lieux loués ne pourront servir à aucun autre usage, étant entendu que le bailleur se réserve le droit de louer tous autres locaux de l'immeuble pour tous commerces ou professions semblables ou similaires à celui du preneur.

15° Crédit-bail :

Dans le cas où le preneur aurait recours à un crédit-bail sur son fonds de commerce ou sur un des éléments de celui-ci, il a l'obligation d'en prévenir le bailleur par lettre recommandée avec accusé de réception dans le mois qui précède la signature du contrat de crédit-bail. De même, il aura l'obligation de le prévenir de la date d'expiration du contrat de crédit-bail.

En cas de cession du fonds de commerce, le crédit-preneur aura la même obligation vis-à-vis du crédit bailleur afin que le bailleur ne soit jamais inquiété par l'établissement crédit-bailleur auprès duquel le contrat de crédit-bail aura été souscrit.

Au moment de la cession du fonds de commerce, le crédit-bailleur doit informer le propriétaire que toutes les formalités et obligations prévues au contrat de crédit-bail ont été remplies par le crédit-preneur cessionnaire.

Au cas de demande de renouvellement du présent bail par le crédit-bailleur désirant installer un nouvel exploitant, ce dernier devra exercer une activité identique à celle de l'ancien crédit-preneur. Le crédit-bailleur devra en ce cas adresser au bailleur, en même temps que la demande de renouvellement, toutes informations concernant le nouvel exploitant (K-bis, statuts, références bancaires) et son activité pour être soumis à son agrément exprès et par écrit.

16° Cession - Apport - Sous-location :

De ne pouvoir céder son droit au présent bail si ce n'est à l'acquéreur de son fonds de commerce, pourvu que ce soit en totalité, et à charge de rester garant et répondant solidaire envers le bailleur de tous cessionnaires successifs; tant pour raison du paiement des loyers que pour l'exécution des conditions générales du présent bail.

L'acte contenant la cession devra être fait soit sous la forme authentique, soit par acte sous seing privé, le bailleur étant appelé à la signature dudit acte ; le bailleur devra y être appelé et une copie exécutoire dudit acte devra lui être remise gratuitement dans le mois de la signature ; au dit acte de cession les cessionnaires s'obligeront naturellement envers le bailleur au paiement du loyer et à l'exécution des charges et conditions du présent bail.

Aucun apport ou cession ne pourra être fait s'il est dû des loyers et charges par le preneur.

Ces stipulations seront applicables à toutes cessions successives.

De ne pouvoir donner son fonds en gérance, se substituer toute personne, prêter les lieux loués, même temporairement, à des tiers.

De ne pouvoir sous-louer et domicilier ni en totalité ni en partie, sans l'accord préalable et écrit du Bailleur.

16° bis

Par dérogation à la 16ème clause des conditions générales, le preneur est autorisé à domicilier, dans les lieux loués des Sociétés du Groupe INTER PARFUMS, à condition de respecter les cinq conditions indivisibles suivantes :

1) que l'activité exercée par ses sociétés soit la même que celle prévue au 14ème condition générale ci-dessus et que le preneur adresse au bailleur une copie des statuts et du K~bis des sociétés concernées ;

2) qu'il s'agisse de sociétés du Groupe INTER PARFUMS, dont il détient au moins 30 % du capital social ;

3) que le Président, Directeur Général, ou le gérant de ces sociétés soit un des administrateurs de la société INTER PARFUMS, titulaire du présent bail ;

4) qu'au départ de la société INTER PARFUMS, les locaux faisant l'objet du présent bail soient rendus libres de toute occupation, les lieux formant matériellement et dans la commune intention des parties, un tout indivisible.

En aucun cas ces domiciliations ne devront créer de lien de droit entre les sous-locataires et le bailleur qui n'aura vis-à-vis d'elle, aucune obligation directe.

5) La société INTER PARFUMS restera donc seule responsable vis-à-vis du bailleur de toute conséquence préjudiciable à celui-ci. Elle garantit la stricte exécution des conditions ci-dessus, et s'oblige à faire prendre le même engagement écrit à toutes sociétés domiciliées qu'elle aura l'obligation de faire connaître au bailleur.

17° Enseignes - Plaques commerciales :

Aucune plaque, enseigne, store ou installation quelconque intéressant l'aspect extérieur ou l'aspect intérieur de l'immeuble ne pourra être placée sans avoir été au préalable soumise à l'agrément du bailleur qui sollicitera en tant que de besoin les autorisations prévues au règlement de l'immeuble, ou à tout autre règlement, cahier des charges ou statuts auquel lui-même sera soumis, étant toutefois précisé que le preneur fera son affaire personnelle des autorisations administratives exigées et du règlement des taxes qui pourraient être exigées de ce fait.

Le preneur devra constamment maintenir la façade extérieure de sa boutique en parfait état d'entretien. Il ne pourra modifier ou faire modifier ladite façade, sans avoir au préalable soumis les plans au bailleur, et sans que celui-ci ait autorisé la transformation projetée, et ceci sous la surveillance de l'architecte du bailleur, dont les honoraires de vacations seront à la charge du preneur.

18° Nantissement :

Le preneur s'engage, s'il consentait des nantissements sur son fonds de commerce, à en avertir le bailleur, et lui faire connaître les noms et adresses des créanciers nantis dans les quinze jours de la constitution desdits nantissements.

Le preneur s'engage expressément à fournir au bailleur tous les ans, un bilan de la société INTER PARFUMS, et ce, dans les six mois de la clôture de l'année fiscale.

19° Clause de rigueur :

Toutes les charges, clauses et conditions du présent bail sont de rigueur. Toute dérogation du preneur sans autorisation expresse et par écrit du bailleur n'aura d'effet qu'à titre de tolérance, et ne pourra jamais être considérée comme ayant fait novation, ni porter jamais atteinte aux présentes clauses et conditions, dont le bailleur aura toujours le droit d'exiger la stricte exécution.

20° T.V.A. ~ Enregistrement - Frais :

De payer les frais de timbre, d'enregistrement, les honoraires afférents au présent bail, aux révisions du loyer et aux renouvellements éventuels du présent bail, et la T.V.A. applicable.

Le bailleur a opté pour le régime de l'assujettissement à la taxe sur la valeur ajoutée, dans le cadre prévu par le décret N° 67-1126 du 22 décembre 1967 complétant la loi du 6 janvier 1966. Le preneur devra payer au bailleur la T.V.A. au taux en vigueur en fonction du montant de son loyer en principal.

21° Élection de domicile :

Pour l'exécution de présentes, le preneur fait élection de domicile dans les lieux loués et le bailleur au domicile du Gérant de l'immeuble. Ces domiciles sont attributifs de juridiction et toutes significations et notifications y seront valablement faites.

Fait en 3 exemplaires A Paris le

1) Faire précéder la signature de la mention manuscrite « lu et approuvé » et parapher chaque page.

DAUCHEZ
ADMINISTRATEURS DE BIENS
BAREME D'HONORAIRES

LOCATION (quote part d'honoraires pour le propriétaire et le locataire)
Sujet	Assiette	Tarif HT	Tarif TTC
Baux habitation			1 mois de loyer net de charge
Par année supplémentaire au-delà de 3 ans	Loyer net de charge de la 1ère année	0.50%	0.60%
LOCATION (honoraires à la charge exclusive du locataire)
Baux habitation meublée	Loyer charges comprises de la 1ère année	11.00%	13.16%
Par année supplémentaire		0.50%	0.60%
Parking isolé	FORFAITAIRE	100.00 €	119.60 €
Baux commerciaux	Loyer HT de la 1ère année, ou	30.00%	35.88%
	Loyer HT de la 1ère période triennale	10.00%	11.96%
REDACTION D'ACTES (quote part d'honoraires pour le propriétaire et le locataire)
Studio, 2 pièces, 3 pièces	Commission de location TTC	10.45%	12.50%
4 pièces et au dessus		8.36%	10.00%
REDACTION D'ACTES (honoraires à la charge du locataire)
Locaux commerciaux	Loyer facial annuel TTC avec un minimum de 400 euros TTC	1.00%	1.20%
Parking isolé	FORFAITAIRE	30.00 €	35.88 €

ETAT DES LIEUX HABITATION (honoraires à la charge exclusive du bailleur) Loi ENL n° 2006-872 du 13 Juillet 2006
STUDIO	FORFAITAIRE	117.06 €	140.00 €
2 PIECES		133.78 €	160.00 €
3 PIECES (Double living + 1 ch)		146.32 €	175.00 €
4 OU 5 PIECES (Double living + 2 ou 3 ch)		229.93 €	275.00 €
6 OU 7 PIECES (Double living + 4 ou 5 ch)		305.18 €	365.00 €
ETAT DES LIEUX (honoraires à la charge exclusive du locataire)
Meublés et baux dérogatoires à la loi du 06/07/1989 (Majoration)	Montant forfaitaire TTC des frais d'état des lieux	+ 30.00%
ETAT DES LIEUX COMMERCIAL (honoraires à la charge du locataire)
Locaux commerciaux < 100 m2	FORFAITAIRE	154.68 €	185.00 €
Locaux commerciaux entre 100 et 200 m2		229.93 €	275.00 €
Locaux commerciaux > 200 m2Commercial Property > 200 m2		305.18 €	365.00 €
RENOUVELLEMENT DES BAUX ET AVENANTS (Pour l'habitation, honoraires répartis par moitié entre le propriétaire et le locataire)LEASE RENEWAL AND AMENDMENTS (For occupying premises, fees shared in equal parts between the owner and the tenant)

Habitation	Loyer facial annuel HT	3.00%	3.59%
Commercial		5 to 10%	5.98 to 11.96%
Négociation Bail Commercial (majoration)		3.00%	3.59%
REVISION TRIENNALE POUR LES LOCAUX COMMERCIAUX
Jusqu'à 30500 euros de loyer annuel HT	FORFAITAIRE	260.00 €	310.96 €
Au dessus de 30500 euros de loyer annuel HT		460.00 €	550.16 €
GESTION LOCATIVE (Honoraires pour le compte du propriétaire bailleur)
Au maximum	Sommes encaissées TTC	8.360%	10%
Au minimum	FORFAITAIRE	610.00 €	729.56 €
Frais Fixes de gestion	Par locataire et par an	30.00 €	35.88 €
Déclaration Foncier (minimum)	Chaque déclaration	50.00 €	59.80 €
Prestation hors-mandat	Vacation - montant unitaire forfaitaire	150.00 €	179.40 €
Suivi des travaux exceptionnels	Montant des travaux TTC (suivant mission)	2 à 5%	2.39 à 5.98%
VENTE (Honoraires pour le compte du propriétaire vendeur)
Habitation / Commercial	Prix de vente hors taxe et hors droits	4.18 à 8.36%	5 à 10%

TVA en vigueur au 6 avril 2007 :                   19.60%           Barème n14 du 6-avr.-07

RECUEIL
DES ACTES
ADMINISTRATIFS

de la Préfecture de Paris
et de la Préfecture de Police

L'INTEGRALITE DU RECUEIL DES ACTES ADMINISTRATIFS DE LA
PREFECTURE DE PARIS ET DE LA PREFECTURE DE POLICE EST
CONSULTABLE SUR LE SITE :

HTTP://WWW.PARlS.PREF.GOUV.FR/

Prix de vente : 1.22 € (8 F) - Abonnement annuel : 30.49 € (200 F)- Les commandes, ventes au numéro et abonnement peuvent être payés en chèques, libellés au nom de M. le Régisseur des Recettes - Préfecture de Paris, 17, boulevard Morland, 75915 - Paris cedex 04.All orders, sales, including the number and subscription may be paid by check, made out in the name of the Receipt Manager - Prefecture of Paris, 17, boulevard Morland, 75915 - Paris cedex 04
ISSN 0987-1146

PREFECTURE DE PARIS

Direction de l'Urbanisme du Logement et de l'Equipement

Arrêté préfectoral n°2006-45-l
portant désignation de Paris en qualité de commune exposée aux risques technologiques et naturels majeurs et fixant les modalités d'information des acquéreurs et des locataires de biens immobiliers situés à Paris concernant les risques précités

Le préfet de la région d'Île-de-France,
préfet de Paris,
officier de la Légion d'honneur

Vu le code général des collectivités territoriales ;
Vu le code de l'environnement et, notamment, ses articles L. 125-5 et R. 125-23 à R. 125-27 ;
Vu le code de la construction et de l'habitation et, notamment, ses articles L.271-4 et L.271-5 ;
Vu le code des assurances et, notamment, ses articles L. 125-2 et L. 128-2 ;
Vu la loi n° 89-462 du 6 juillet 1989 modifiée, tendant à améliorer les rapports locatifs et portant modification de la loi n° 86-1290 du 23 décembre 1986 et, notamment, son article 3-1 ;
Vu l'arrêté ministériel du 13 octobre 2005 portant définition du modèle d'imprimé pour l'établissement de l'état des risques naturels et technologiques
Vu la circulaire interministérielle du 27 mai 2005, relative à l'information des acquéreurs et des locataires de biens immobiliers sur les risques naturels et technologiques majeurs ;
Vu les arrêtés inter-préfectoraux des 26 janvier 1966, 25 février 1977 et 19 mars 1991, relatifs aux risques liés à la présence en sous-sol de Paris d'anciennes carrières et de zones de gypse antéludien ;
Vu l'arrêté préfectoral n° 2003-196-1 du 15 juillet 2003, portant approbation du plan de prévention des risques d'inondation (PPRI) du département de Paris ;

Sur proposition du directeur de l'urbanisme, du logement et de l'équipement,

ARRETE:

Article 1er :

Les dispositions des alinéas I et II de l'article L. 125-5 du code de l'environnement sont applicables à la commune de Paris, pour ce qui concerne les risques majeurs suivants :

1 - le risque d'inondation, qui fait l'objet d'un plan de prévention des risques d'inondation (PPRI), approuvé par arrêté préfectoral précité du 15 juillet 2003 ;

2 - les risques liés à la présence en sous-sol de Paris d'anciennes carrières et de zones de gypse antéludien, signifiés par les arrêtés inter-préfectoraux précités des 26 janvier 1966, 25 février 1977 et 19 mars 1991.

Article 2 :
L'obligation d'information des acquéreurs et des locataires de biens immobiliers situés à Paris concernant les risques prévue au I et II de l'article L. 125-5 et aux articles R. 125-23 à R125-27 du code de l'environnement, et mentionnés à l'article 1er ci-dessus, s'applique, dans la commune de Paris, dans les conditions définies aux articles 5, 6, 7 et 8 du présent arrêté.

Article 3 :
Les éléments nécessaires à l'information des acquéreurs et des locataires par les vendeurs ou les bailleurs (propriétaires ou non) concernant les biens faisant l'objet d'une transaction, relatifs à la localisation des immeubles concernés au regard des zones de risques naturels majeurs identifiés, situés à Paris, sont consignés dans le dossier annexé au présent arrêté, qui comprend :

la liste des risques majeurs visés à l'article 1er du présent arrêté ;

pour chacun des risques susmentionnés, une fiche synthétique précisant la nature et, dans la mesure du possible l'intensité, des risques recensés sur le territoire de la commune de Paris ;
la cartographie des zones concernées par ces risques ;
les références des documents auxquels le vendeur ou le bailleur peut se reporter ;

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la liste des arrêtés ministériels portant reconnaissance de l'état de catastrophe naturelle antérieurement pris et concernant tout ou partie de la commune de Paris. Article 4 :
Le dossier et les documents de référence, visés à l'article 3 du présent arrêté, sont consultables à :

la mairie de Paris ;
la préfecture de Paris - direction de l'urbanisme, du logement et de l'équipement - pôle environnement et patrimoine, 50, avenue Daumesnil, à Paris 12ème.

Article 5 :
Préalablement à l'établissement d'un contrat de vente ou d'un contrat de location, le vendeur ou le bailleur a l'obligation de fournir à l'acquéreur ou au locataire, conformément aux informations figurant au présent arrêté et ses annexes, un état des risques relatifs à l'immeuble concerné, établi moins de six mois avant la date de conclusion dudit contrat.

Ledit état, établi conformément au modèle défini par arrêté ministériel du 13 octobre 2005, est annexé selon le cas:

au diagnostic technique joint au contrat de vente dans les conditions prévues dans l'article L271-4 du code de la construction et de l'habitation ;

au contrat de location, dans les conditions et selon les modalités prévues à l'article 3-1 de la loi n° 89-462 du 6 juillet 1989.

Article 6 :
Les biens mentionnés à l'article 3 du présent arrêté sont tous les types de biens immobiliers, bâtis ou non bâtis, quelle que soit leur destination.
Article 7 :
Les contrats mentionnés à l'article 5 du présent arrêté sont, notamment :

les promesses unilatérales de vente ou d'achat, les contrats de vente et les contrats écrits de location de bien immobiliers, y compris tout type de contrat donnant lieu à un bail locatif « 3.6, 9 ans » ;

les locations saisonnières ou de vacances, les locations meublées, etc ;

les contrats de vente en état futur d'achèvement (VEFA), les cessions gratuites, les échanges avec ou sans soulte, les donations, les partages successoraux ou actes assimilés, les baux emphytéotiques, etc.

Article 8 :
Ne sont pas concernés par les dispositions de l'article 5 du présent arrêté :

les contrats de construction de maison individuelle sans fourniture de terrain ;

les contrats de location non écrits (baux oraux) ;

les contrats de séjour dans les établissements comportant des locaux collectifs, en particulier ceux offrant des services à leurs résidants (foyer, maison de retraite, etc) ;
les ventes de biens immobiliers dans le cadre de procédures judiciaires ;
les transferts de propriété réalisés dans le cadre des procédures de préemption, de délaissement et d'expropriation, lorsqu'ils sont réalisés au bénéfice des attributaires de ces droits.

Article 9 :

Les propriétaires d'immeubles qui ont fait l'objet d'une indemnisation accordée au titre d'un sinistre déclaré en tant que catastrophe naturelle par arrêté ministériel doivent en informer les acquéreurs ou locataires, dans les mêmes conditions que celles visées à l'article 5 du présent arrêté.

Article 10 :
Les dispositions de l'article 9 du présent arrêté sont notamment applicables :
aux contrats de vente et aux contrats écrits de location d'immeubles bâtis, y compris tout type de contrat donnant lieu à un bail locatif « 3, 6.9 ans » ;
aux actes liés à des locations saisonnières ou de vacances, et à des locations meublées, etc ;

aux actes liés à des cessions gratuites, à des échanges avec ou sans soulte, à des donations, à des partages successoraux, et les actes assimilés, les baux emphytéotiques, etc.

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Article 11 :
Ne sont pas concernés par les dispositions de l'article 9 du présent arrêté :

les contrats de construction de maison individuelle sans fourniture de terrain ;
les contrats de séjour dans les établissements comportant des locaux collectifs, en particulier ceux offrant des services à leurs résidants (foyer, maison de retraite, etc) ;
les ventes de biens immobiliers dans le cadre de procédures judiciaires ;
les transferts de propriété réalisés dans le cadre des procédures de préemption, de délaissement et d'expropriation, lorsqu'ils sont réalisés au bénéfice des attributaires de ces droits.

Article 12 :
Le présent arrêté est mis à jour lors de chaque modification des arrêtés visés à l'article 1er ci-dessus et pour toute prescription ou publication d'un nouveau plan de prévention des risques.

Les informations contenues dans le dossier visé à l'article 3 du présent arrêté sont mises à jour conformément aux prescriptions mentionnées au III de l'article R.125-5 du code de l'environnement et, le cas échéant, lors de la publication au Journal officiel de la République française de tout nouvel arrêté ministériel reconnaissant l'état de catastrophe naturelle en ce qui concerne tout ou partie de la commune de Paris.

Article 13 :
Les obligations conférées aux vendeurs et aux bailleurs par les dispositions du présent arrêté sont applicables à compter du premier jour du quatrième mois suivant sa publication au recueil des actes administratifs de la préfecture de Paris et de la préfecture de police.

Article 14 :
Le présent arrêté sera notifié au maire de Paris. Il sera affiché dans chaque mairie d'arrondissement de Paris pendant un mois à compter de sa réception par les directeurs-généraux des services des mairies d'arrondissement.

Une copie du présent arrêté et de ses annexes sera adressée à la chambre départementale des notaires de Paris.
Le présent arrêté, ainsi que ses modalités de consultation, feront l'objet d'un avis de publication dans la presse locale.

Article 15 :
Tout recours contre le présent arrêté doit parvenir au tribunal administratif de Paris, dans le délai de deux mois, à compter de sa publication au recueil des actes administratifs de la préfecture de Paris et de la préfecture de police.

Article 16 :
Le préfet, secrétaire général de la préfecture de Paris, le préfet de police, le directeur régional de l'environnement, le directeur régional de l'industrie, de la recherche et de l'environnement et le maire de Paris, sont chargés, chacun en ce qui le concerne, de l'exécution du présent arrêté, qui sera publié au recueil des actes administratifs de la préfecture de Paris et de la préfecture de police, accessible sur le site Internet de la préfecture de Paris : www.paris.pref.gouv.fr

Fait à Paris, le 14 février 2006

Le préfet de la région d'Île-de-France préfet de Paris

Bertrand LANDRIEU

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Annexe à l'arrêté préfectoral n°2006-45-ldu 14 février 2006 portant désignation de Paris en qualité de commune exposée aux risques technologiques et naturels majeurs et fixant les modalités d'information des acquéreurs et des locataires de biens immobiliers situés à Paris concernant les risques précités.

DOSSIER D'INFORMATION SUR LES RISQUES MAJEURS AUXQUELS LA COMMUNE DE PARIS EST EXPOSÉE

Publié au recueil des actes administratifs du 3 bis du 14 février 2006 de la préfecture de Paris.

Vu pour être annexé à mon arrêté du 14 février 2006

Le préfet de la région d'Île-de-France préfet de Paris

Bertrand LANDRIEU

I) La liste des risques recensés sur la commune de Paris

les risques majeurs qui ont été recensés sur Paris concernent :

le risque inondation, faisant l'objet d'un plan de prévention des risques d'inondation (PPRI), approuvé par arrêté préfectoral en date du 13 juillet 2003.

les risques liés à la présence en sous-sol d'anciennes carrières et de zones de gypse antéludien. Ces risques, qui ont été précisés par les arrêtés du 26 janvier 1966, du 19 mars 1991 et du 25 février 1977, sont gérés par l'inspection générale des carrières de la ville.

Il n'existe pas de plan de prévention des risques technologiques sur Paris. De plus le département de Paris n'est pas concerné par le risque sismique défini par le décret n° 91-461 du 14 mai 1991 modifié relatif au risque sismique.

II) les fiches synthétiques des risques recensés

Fiche 1 : relative au risque d'inondation
Fiche 2 : relative au risque lié aux zones d'anciennes carrières et de gypses

III) Cartographie

Les éléments cartographiques comprennent :

la carte de zonage réglementaire du plan de prévention des risques d'inondation (réduction au format A3 de la carte d'assemblage du PPRI de Paris) ;
les périmètres identifiant les zones réglementaires de carrières et de gypse antéludien, précisés sur fond de plan parcellaire APUR - au format A3.

IV) Documents de référence relatifs aux risques naturels

Les documents de référence relatifs aux risques naturels visés au I auxquels la commune est exposée sont : plan de prévention des risques naturels (PPRI) approuvé par arrêté préfectoral en date du 15 juillet 2003 les arrêtés inter-préfectoraux du 26 janvier 1966, du 19 mars 1991 et du 25 février 1977 relatifs respectivement aux zones d'anciennes carrières et aux zones de gypse antéludien. Ces arrêtés pris au titre de l'ex-article R.111-3 du code de l'urbanisme tiennent lieu de plan de prévention des risques (PPR), en application de l'article L.562-6 du code de l'environnement.

V) les arrêtés de reconnaissance de l'état de catastrophe naturelle publiée entre 1982 à 2005.

( voir tableau ci-après )

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RECAPITULATIF DES ARRÊTES
PORTANT CONSTATATION DE L'ÉTAT DE CATASTROPHE NATURELLE
POUR PARIS PARUS AU 1er FEVRIER 2006

Commune	Événements	Date du début de l'événement	Date de fin de l'événement	Date de publication de l'arrêté
Paris (arrondissements : 12, 13 et 14)	Inondations et coulées de boue	06/05/1983	06/06/1983	08/03/1983

Paris (arrondissements : 12.13 et 14)	Inondations et coulées de boue Grêle/tempête	05/06/1983	06/06/1983	09/10/1983

Paris (arrondissements : 1, 2, 3, 4, 5, 6, 7, 10, 11, 12, 13, 14, 15, 18, 19, 20)	Inondations et coulées de boue	07/27/1990	07/27/1990	12/07/1990

Paris	Inondations et coulées de boue	05/31/1992	06/01/1992	10/20/1992

Paris (arrondissements : 12, 13 et 14)	Inondations et coulées de boue	05/25/1992	05/25/1992	12/24/1992

Paris (arrondissements : 12, 13 et 14)	Inondations et coulées de boue	04/29/1993	04/30/1993	09/28/1993

Paris	Inondations et coulées de boue	07/18/1994	07/19/1994	12/06/1994

Paris	Inondations et coulées de boue	05/30/1999	05/30/1999	07/21/1999

Paris	Inondations et coulées de boue mouvement de terrain	12/25/1999	12/29/1999	12/29/1999

Paris	Inondations et coulées de boue	07/06/2001	07/07/2001	08/06/2001

Paris	Inondations et coulées de boue	05/31/2003	05/31/2003	10/03/2003

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FICHE 1 : relative au risque d'inondation

Caractéristiques du fleuvez
La seine est un fleuve de plaine. Son bassin versant est d'environ 100 000 kilomètres carrés ( près de 1/5eme de la superficie de la France). Elle compte de grands affluents : la Marne, l'Yonne, l'Aube et l'Oise.

Son débit provient des pluies, de la vidange naturelle de la nappe et du soutien d'étiage des grands réservoirs situés à l'amont de Paris.

Le risque inondation
Les débordements des rivières du Bassin Seine peuvent survenir à partir de novembre et jusqu'au mois de mai. Ce sont des inondations lentes et puissantes qui font suite à des pluies longues et régulières sur des bassins versants étendus. La durée de submersion peut atteindre plusieurs semaines, voire exceptionnellement plusieurs mois, localement.

Cependant, malgré la construction de bassin réservoirs en amont de Paris, dont l'objectif est de réduire les risques liés aux inondations, et de soutenir des étiages, les inondations de la Seine restent un risque majeur, notamment pour des crues de niveau centennal. A cet égard, il faut considérer que les digues présentes dans Paris sont sans effet sur des crues de cette ampleur.

Précision sur le risque
Les ondes de crues générées en tête du bassin versant de la Seine mettent entre 3 et 4 jours pour l'Yonne et entre 6 et 8 jours pour l'amont de la Seine et de la Marne pour parvenir dans l'agglomération parisienne. La montée des eaux est lente elle peut généralement être anticipée, le bassin étant équipé d'un système de prévision des crues. Certaines dispositions peuvent alors être prises vis-à-vis de la population.
Outre l'impact sur la sécurité des personnes et des biens, une crue importante, telle qu'une crue de type 1910, peut avoir des conséquences catastrophiques pour la population et l'activité économique, compte tenu de la densité de l'urbanisation et de la durée importante de la crue. Ainsi, si survenait une crue de type 1910, près de 124 000 personnes seraient inondées et sans électricité, 162 000 personnes auraient les caves inondées (et pas d'électricité) et 499 000 seraient privées d'électricité à Paris, soit un total d'environ 785 000 personnes impactées. Le coût des dommages directs et indirects est estimé à plus de 10 milliards d'euros pour la région d'Île-de-France hors réseaux, dont entre 0.6 et 1.8 milliards de dommages à l'habitat

La crue la plus importante enregistrée à Paris date de février 1658 : 8.96m à l'échelle du pont d'Austerlitz soit 34 cm au-dessus de celle de 1910 qui a été prise comme crue de référence pour l'élaboration du plan de prévention des risques d'inondation. La hauteur d'eau résultant d'une crue de type 1910 dépasse les deux mètres à certains endroits de la ville.

Actions entreprises pour palier ce risque
Le plan de prévention des risques d'inondation est une servitude d'utilité publique annexée au PLU qui délimite les zones exposées au risque d'inondation, y réglemente, en fonction du risque estimé par croisement aléas/enjeux, les projets nouveaux d'occupation du sol, définit des mesures de prévention, protection et sauvegarde qui doivent être prises et peut enfin agir sur l'existant afin de réduire la vulnérabilité des biens existants. Dans le PPRI de Paris, les zones réglementaires suivantes sont distinguées :
–  zone rouge : zone d'écoulement principal du fleuve en période de crue ;
–  zone verte : zones d'expansion des crues ;
–  zone bleu clair : zone urbanisée située en zone inondable avec un niveau de submersion inférieur à 1 mètre ;
–  zone bleu foncé : zone urbanisée située en zone inondable avec un niveau de submersion supérieur à 1 mètre.

Le PPRI de Paris demande aux entreprises en charge d'une mission de service public, aux établissements de soins, culturels et aux administrations de mettre en place des mesures permettant de réduire leur vulnérabilité.

Organismes à contacter pour toutes informations complémentaires	A la préfecture de Paris : la direction de l'urbanisme du logement et de l'équipement, pôle environnement et patrimoine, 50, avenue Daumesnil Paris 12èrae

Sources	Schéma directeur d'aménagement et gestion des eaux (SDAGE), approuvé le 29 juin 1995 et le schéma directeur de prévision des crues du bassin de Seine Normandie - projet d'avril 2005

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FICHE 2 : relative aux risques liés à la présence d'anciennes carrières et de zone de gypse antéludien

Caractéristiques du sous-sol de Paris
Le sous-sol de Paris contient en abondance certaines substances utiles comme le calcaire grossier (pierre à bâtir), le gypse (pour la fabrication du plâtre) et la craie. Ces matériaux, sauf la craie, ont été exploités depuis l'Antiquité jusqu'au XIXème siècle suivant deux formes : les carrières à ciel ouvert et les carrières souterraines.

Par ailleurs, le gypse contenu dans certaines couches géologiques du sous-sol parisien est soluble dans l'eau. Ainsi, des circulations d'eaux souterraines peuvent avoir dissous des masses de gypse créant ainsi des cavités souterraines appelées poches de dissolution.

Les risques engendrés par la présence d'anciennes carrières et les zones de gypse antéludien
Le mouvement de terrain est un risque que peuvent engendrer les anciennes souterraines carrières et les cavités souterraines du type poche de dissolution. C'est un déplacement plus ou moins brutal du sol et du sous-sol.

Précision sur les risques
Les mouvements de terrains dus aux carrières et cavités souterraines peuvent être :
-lents et continus : il s'agit d'une déformation progressive pouvant survenir sous la forme d'un affaissement, d'un tassement (diminution de volume de certains sols sous l'effet des charges appliquées, de circulation d'eau) ou de glissement de terrain. Les affaissements sont peu profonds et leurs diamètres varient entre la simple flache de quelques centimètres à quelques mètres. Il peut en résulter des mouvements de fondations. Si ces dernières ne sont pas bien dimensionnées, elles ne supportent plus uniformément le poids du bâtiment provoquant ainsi sa fissuration.
-rapides et discontinus : ils se présentent alors sous la forme d'un effondrement (déplacement vertical instantané de la surface du sol par rupture brutale de cavités souterraines préexistantes — naturelles ou artificielles - avec ouverture d'une excavation grossièrement cylindrique appelée fontis).

Localisation des zones de risques liés aux zones de gypse antéludien ou d'anciennes carrières
A Paris, les zones de carrières abandonnées sont connues et le plus souvent cartographiées.
On recense ainsi des anciennes carrières de calcaire grossier dans les 5, 6, 12, 13, 14, 15 et 16ème arrondissements (770 ha sous-minés), et des carrières de gypse dans les 10.18.19 et 20eme arrondissements (65 ha sous-minés).
En ce qui concerne les poches de dissolution du gypse, elles ont pour origine un phénomène localisé et évolutif. On ne peut donc pas les cartographier a priori. Une zone de risque de dissolution a donc été définie en fonction de la géologie des terrains et des incidents recensés. Cette zone couvre une partie des 9.10.17.18 et 19=me arrondissements.

Actions entreprises pour palier ce risque
Sur le territoire de Paris, des périmètres de risques ont été définis par arrêté préfectoral en vertu de l'article RI 11-3 (désormais abrogé) du Code de l'urbanisme. Ces périmètres de risques valent aujourd'hui PPR (plan de prévention des risques).

Organismes à contacter pour toutes informations complémentaires
L'Inspection générale des carrières (3, avenue du Colonel Henri Roi-Tanguy - anciennement 1, place Denfert-Rochereau - 75014 Paris) est le service de la Ville de Paris chargé de la gestion de ces risques.

Source	Inspection générale des carrières (IGC)

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Périmètre réglementaire des zones de carrières et de gypse antéludien

Légende

Zone comportant des poches de gypse antéludien
(arrêté interpréfectoral du 25 février 1977)

Zones d'anciennes carrières
(arrêté interpréfectoral du 19 mars 1991)

Source: Préfecture de Paris
Fond de plan: APUR
Echelle: 1/45,000
DULE - BU - BU1 - Nicole Beuvière - avril 2006

PLAN DE ZONAGE REGLEMENTAIRE DU PPRI DE PARIS

réduction de la carte d'assemblage du PPRI de PARIS approuvé Préfectoral du Juillet 2003

Définition de (illegible) = Parcellaire APUR 2000

Légende

(The rest of this text is illegible.)

Source : I.G.N.
Fond de plan: IGN BD Topo - 1998
Echelle: 1/50,000
DULE - BU - BU1 - Michel ALBERT - février 2006

Prévention du risque d'inondation (RP.R.I.)

Zones à risque délimitées par le P.P.R.I. (voir annexes du P.L.U., servitudes d'utilité publique, IVB 2°)

Zone d'expansion des crues (verte) délimitées par le RP.R.I. (voir annexes du P.LU., servitudes d'utilité publique, IV B 2°)

Prévention du risque de mouvements de terrain

Zones d'anciennes carrières souterraines (voir annexes du PLU., servitudes d'utilité publique, IVB 3°)

Zone comportant des poches de gypse antéludien (voir annexes du PLU., servitudes d'utilité publique, IVB 2°)

Zone supplémentaire comportant des poches de gypse antéludien

8eme
Friedland Boulevard
Courcelles
Faubourg
Champs Elysées
Avenue Montaigne
Cours Albert 1er
Cours la Reine
Quai d'Orsay
de l'Université
Maubourg
Avenue Franklin D. Roosevelt
ESPLANADE DES

de Messine
Haussmann Boulevard
Courcelles
Faubourg
Av. Matignon
François 1er
Rue Saint Honoré

La Boâtie
Miromesnil
Av. de Marigny
PALAIS DE L'ELYSÉE
GRAND PALAIS
PETIT PALAIS
'
Rocher
Rome
Malesherbes
Rue Royale
Place de la Madeleine
Place de la Concorde
PALAIS BOURBON
Quai Anatole

GARE
S. LAZARE
Rue Saint Lazare
Rue Tronchet
Bd de La Madeleine
Boul. des Capucines

Boul. des Haliens
Rue du Quatre Septembre
R. de Castiglione
Rue de Rivoli
JARDIN DES TUILERIES
Quai des Tuileries
OPERA
Place Vendôme
Rue de la Paix
Rue de Rivoli
PALAIS ROYAL
Rue de Richelieu

cour
H.S.P.
S.d.E.
courette
bureau
dégt.
cuisine
brisis
piéce
Esc. B
machinerie Asc.
sanitaire
des Champs Elysées

Ministère de l'Ecologie
et du Développement Durable
Etat des risques naturels et technologiques
en application des articles L 125 - 5 et R 125 - 26 du code de l'environnement

1. Cet état des risques est établi sur la base des informations mises à disposition par arrêté préfectoral
no 2006- 45 -1	du 14 février 2006	mis à jour le

Situation du bien immobilier (bâti ou non bâti)

2. Adresse commune code postal
6 rond point des Champs Elysées - 75008 Paris

3. Situation de l'immeuble au regard d'un ou plusieurs plans de prévention de risques naturels prévisibles [PPRn]
L'immeuble est situé dans le périmètre d'un PPRn prescrit	oui ☐	non ☐
L'immeuble est situé dans le périmètre d'un PPRn appliqué par anticipation	oui ☐	non ☐
L'immeuble est situé dans le périmètre d'un PPRn approuvé	oui ☒	non ☐
Les risques naturels pris en compte sont :

Inondation ☐	Crue torrentielle ☐	Remontée de nappe ☐
Avalanche ☐	Mouvement de terrain ☐	Sécheresse ☐
Séisme ☐	Cyclone ☐	Volcan ☐
Feux de forêt ☐	autre

4. Situation de l'immeuble au regard d'un plan de prévention de risques technologiques [PPRt]
L'immeuble est situé dans le périmètre d'un PPRt approuvé	oui ☐	non ☒
L'immeuble est situé dans le périmètre d'un PPRt prescrit *	oui ☐	non ☒
* Les risques technologiques pris en compte sont :

Effet thermique ☐	Effet de surpression ☐	Effet toxique ☐

5. Situation de l'immeuble au regard du zonage réglementaire pour la prise en compte de la sismicité
en application du décret 91-461 du 14 mai 1991 relatif à la prévention du risque sismique, modifié par le décret n°2000-892 du 13 septembre 2000
  L'immeuble est situé dans une commune de sismicité        zone 1a ☐   zone 1b☐   zone II☐  zone III☐ Zone 0☒

pièces jointes

6. Localisation
extraits de documents ou de dossiers de référence permettant la localisation de l'immeuble au regard des risques pris en compte

(Se référer ci joint aux plans de paris de zonage du PPRI, et des zones de carrières et de gypse)

vendeur/bailleur – acquéreur /locataire

7. Vendeur - Bailleur	Nom prénom rayer la mention inutile	SCI du 4/6 Rond Point des Champs-Elysées
8. Acquéreur - Locataire Nom prénom		Société INTER PARFUMS
rayer la mention inutile
9. Date	à Paris	le 21/07/2008

Le présent état des risques naturels et technologiques est fondé sur les informations mises à disposition par le préfet de département. En cas de non respect, l'acquéreur ou le locataire peut poursuivre la résolution du contrat ou demander au juge une diminution du prix.
[V de l'article 125-5 du code de l'environnement]

Qui doit et comment remplir l’état des risques naturels et technologiques?
lors de toute transaction immobilière en annexe de tout type de contrat de location écrit, de reservation d’un bien en l’etat futur d’achevement, de la promesse de vente ou de l’acte réalisant ou constatant la vente d’un bien immobilier bâti

Quelles sont les personnes concernées ?

•
Au terme des articles 1. 125-5 et R 125-23 à 27 du code de l’environnement, les acquéreurs ou locataires de bien immobilier, de toute nature, doivent être informés par la vendeur ou le bailleur, qu’il s’agisse ou non d’un professionnel de l’immobilier, de l’existence des risques auxquels ce bien est exposé.

Un état des risques, fondé sur les informations transmises par le Préfet de département au maire de la commune où est situé le bien, doit être en annexe de tout type de contrat de location écrit, de la réservation pour une vente en l’état futur d’achèvement, de la promesse de vente ou de l’acte réalisant ou constatant la vente de ce bien immobilier qu’il soit bâti ou non bâti.
Quel est le champ d’application de cette obligation ?

•	Cette obligation d’information s’applique dans chacune des communes dont la liste est arrêtée par le Préfet du département, pour les biens immobiliers bâtis ou non bâtis situés :
1.	dans le périmètre d’exposition aux risques délimité par un plan de prévention des risques technologiques ayant fait l’objet d’une approbation par le Préfet ;
2.
dans une zone exposée aux risques délimitée par un plan de prévention des risques naturels prévisibles approuvé par le Préfet ou dont certaines dispositions ont été rendues immédiatement opposables en application du code de l’environnement (article L. 562-2).

3.	dans le périmètre mis à l’étude dans le cadre de l’élaboration d’un plan de prévention des risques technologiques ou d’un plan de prévention des risques naturels prévisibles prescrit par le Préfet ;
4.	dans une des zones de sismicité 1a, 1b, II ou III mentionnées à l'article 4 du décret du 14 mai 1991.
NB : Le terme bien immobilier s’applique à toute construction individuelle ou collective, à tout terrain, parcelle ou ensemble des parcelles contiguës appartenant à même propriétaire ou le bailleur peut se référer.
Où consulter les documents de référence ?

•	Pour chaque commune concernée, le préfet du département arrête :
-	La liste des risques naturels prévisibles et des risques technologiques à prendre en compte :
-	La liste des documents auxquels le vendeur ou le bailleur peut se référer.
•	L’arrêté préfectoral comporte en annexe, pour chaque commune concernée :
1.	un ou plusieurs extraits des documents permettant de délimiter les zones de la commune exposées aux risques pris en compte ;
2.
une fiche permettant de préciser la nature et, dans la mesure du possible, l’intensité des risques dans chacune des zones et périmètres délimités par le plan prévention des risques naturels ou technologiques et dans les zones de sismicité 1a, 1b, II ou III.

•	Le préfet adresse copie de l’arrêté au maire de chaque communes intéressée et à la chambre départementale des notaires.
•	L’arrêté est affiché dans les mairies de ces communes et publié au recueil des actes administratifs de l’état dans le département.
•	Un avis de publication de l’arrêté est inséré dans un journal diffusé dans le département.
•	Les arrêtés sont mis à jour :
-
Lors de l’entrée en vigueur d’un arrêté préfectoral rendant immédiatement opposables certaines dispositions d’un plan de prévention des risques naturels prévisibles, ou approuvant un plan de prévention des risques naturels prévisible ou un plan de prévention des risques technologiques, ou approuvant un plan de prévention des risques naturels prévisibles ou un plan de prévention des risques technologiques, ou approuvant la révision d’un de ces plans ;

-
Lorsque des informations nouvelles portées à la connaissance du préfet permettent de modifier l’appréciation de la sismicité locale, de la nature ou de l’intensité des risques auxquels se trouve exposée tout ou partie d’une commune faisant l’objet d’un de ces plans.

•
Les documents mentionnés ci-dessus peuvent être consultés en mairie des communes concernées ainsi qu’à la préfecture et dans les sous-préfectures du département où est situé le bien mis en vente ou en location. Certains peuvent être directement consultables sur Internet à partir du site de la préfecture de département.

Qui établit l’état des risques ?

•	L’état des risques est établi directement par la vendeur ou le bailleur, le cas échéant avec l’aide d’un professionnel qui intervient dans la vente ou la location du bien.
•
Cet état doit être établi moins de six mois avant la date de conclusion de tout type de contrat de location écrit, de la réservation pour une vente en l’état futur d’achèvement, de la promesse de vente ou de l’acte réalisant ou constatant la vente du bien immobilier auquel il est annexé.

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Il est valable pour la totalité de la durée du contrat et de son éventuelle reconduction. En cas de co-location, il est fourni à chaque signataire lors de sa première entrée dans les lieux. Le cas échéant, il est actualisé en cas d’une entrée différée d’un des co-locataires.

Quelles information doivent figurer ?

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L’état des risques mentionne la sismicité et les risques naturels ou technologiques pris en compte dans le ou les plans de prévention et auxquels le bien est exposé. Cet état est accompagné des extraits des documents de référence permettant de localiser le bien au regard de ces risques.

Comment remplir l’état des risques ?

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Il suffit de reporter au bien, les informations contenues dans l’arrêté préfectoral et dans les documents de référence : situation au regard du ou des plans de prévention, nature des risques encourus et sismicité locale.

Dans quel délai l’obligation est-elle applicable   ?

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L’état des risques est dû à compter du premier jour du quatrième mois suivant la publication de l’arrêté préfectoral au recueil des actes administratifs dans le département et en toute hypothèse à compter du 1er juin 2006.

L’obligation d’information sur un dommage consécutif à une catastrophe naturelle ou technologique

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Dans le cas où la commune a fait l’objet d’un ou plusieurs arrêtés de reconnaissance de l’état de catastrophe naturelle ou technologique, et si le bien a fait l’objet d’une indemnisation particulière, il convient d’annexer au contrat une déclaration du ou des sinistres indemnisés et dont on a connaissance. Cette déclaration ne fait pas l’objet d’un imprimé particulier.

La conservation de l’état des risques

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Le vendeur où le bailleur doit conserver une copie de l’état des risques daté et visé par l’acquéreur ou le locataire, pour être en mesure de prouver qu’il a bien été remis lors de la signature du contrat de vente ou du bail dont il est une composante.

Pour en savoir plus, consultez www.prim.net
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Ministère de l’écologie et du développement durable – 20, avenue de Ségur 75012 PARIS – standard 01 42 19 20 21 – www.ecologie.gouv.fr